UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 24, 2015

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

On April 24, 2015 Noble Corporation plc, a company incorporated in England and Wales (the “Company”), held its annual general meeting of shareholders. At the meeting, shareholders approved a new equity plan, the Noble Corporation 2015 Omnibus Incentive Plan (the “2015 Incentive Plan”).

The 2015 Incentive Plan document is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. The description of the 2015 Incentive Plan set forth below is a summary of the material features of the 2015 Incentive Plan, does not purport to be a complete description of all the provisions of the 2015 Incentive Plan and is qualified in all respects to the 2015 Incentive Plan.

General

The 2015 Incentive Plan permits grants of options, stock appreciation rights (“SARs”), stock or stock unit awards, or cash awards, any of which may be structured as a performance award, as described in more detail below, pursuant to such applicable terms, conditions and limitations as the Company’s Compensation Committee (the “Committee”) may establish in accordance with the objectives of the 2015 Incentive Plan.

The 2015 Incentive Plan is composed of two parts, which are to be treated as separate sub-plans. Part A sets out the terms and conditions of the sub-plan intended to qualify as an employees’ share scheme for the purposes of Section 1166 of the UK Companies Act 2006. Part B is not intended to constitute an employees’ share scheme for the purposes of Section 1166 of the UK Companies Act 2006. Part B constitutes a sub-plan for the provision of awards to employees of certain subsidiaries that are not treated as such for purposes of the UK Companies Act 2006. The limitations on awards described below will apply to the aggregate number of awards made under both Parts A and B of the 2015 Incentive Plan. The 2015 Incentive Plan, in part, is intended to qualify under the provisions of the Code, relating to incentive stock options. The 2015 Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Administration

Except as otherwise provided in the 2015 Incentive Plan with respect to actions or determinations by our Board, the 2015 Incentive Plan will be administered by the Committee.

The Committee may, in its discretion, prescribe additional terms, conditions, restrictions and limitations applicable to any award, including without limitation rules pertaining to the termination of employment or service by reason of death or disability. Our Board will have the same powers as the Committee to the extent our Board administers the 2015 Incentive Plan or a portion thereof.

Eligibility

All employees of the Company or its subsidiaries are eligible for awards under Part A or Part B of the 2015 Incentive Plan, as applicable. The Committee or the Board, as applicable, will determine the type or types of awards to be made under the 2015 Incentive Plan and will designate from time to time the employees who are to be granted awards under the 2015 Incentive Plan. Neither consultants nor non-employee directors are eligible for awards under the 2015 Incentive Plan.

Available Shares

No award may be granted pursuant to the 2015 Incentive Plan to the extent the award relates to a number of ordinary shares which, together with the number of shares issuable in settlement of or relating to all other outstanding awards under the 2015 Incentive Plan exceeds the Maximum Share Limit (defined below) on shares issuable pursuant to the 2015 Incentive Plan. In addition: (i) No employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares; and (ii) No employee may be granted during any calendar year other stock-based awards covering or relating to more than 2,000,000 shares.

Securities to be Offered

The maximum aggregate number of ordinary shares that may be granted for any and all awards under the 2015 Incentive Plan will not exceed 7,300,000 shares, subject to any adjustment due to recapitalization or reorganization permitted under the 2015 Incentive Plan (the “Maximum Share Limit”), all of which will be available for incentive stock options under the 2015 Incentive Plan. Each share subject to an award granted under the 2015 Incentive Plan will be counted against the Maximum Share Limit as one share. Shares available under the 2015 Incentive Plan may be unissued shares from the Company’s authorized or conditional share capital, shares held in treasury by the Company or one or more its subsidiaries, or shares that may be held pursuant to a special trust arrangement that may be established pursuant to the 2015 Incentive Plan, under which the shares held in trust may be allotted, issued, transferred or delivered to participants in connection with their awards. If an award expires or is terminated, cancelled or forfeited, the shares associated with the expired, terminated, cancelled or forfeited award will again be available for awards under the 2015 Incentive Plan, and the Maximum Share Limit will be increased by the same amount as such shares were counted against the Maximum Share Limit, it being understood that no increase or decrease will be made to the Maximum Share Limit with respect to an award that can only be settled in cash.

The following shares will not become available again for allotment and issuance, transfer, or delivery under the 2015 Incentive Plan: (i) Shares that are withheld or delivered, or to which the right to require the Company to allot and issue, transfer or deliver Shares is forfeited or surrendered, to satisfy applicable tax withholding (for net exercise or net settlement purposes) or nominal value obligations; (ii) Shares cancelled upon the exercise of a tandem SAR grant; (iii) Shares purchased on the open market with the proceeds of an exercise price payment with respect to an option; (iv) Shares underlying a free-standing SAR grant, to the extent the number of such shares exceeds the number of shares actually allotted and issued, transferred, or delivered upon exercise or settlement of such SAR; and (v) Shares that are tendered or surrendered, or to which the right to require the Company to allot and issue, transfer or deliver shares is forfeited or surrendered, in payment of the exercise price of an option.

Awards

Restricted Stock Unit Awards. An award may be in the form of restricted stock units. These awards of restricted stock units are rights that entitle the grantee to receive ordinary shares of the Company upon the vesting of such restricted stock units. The terms, conditions and limitations applicable to a restricted stock unit award, including, but not limited to, the restriction period and the right, if any, to dividend equivalents (subject to any mandatory reinvestment or other requirements imposed by the Committee) will be determined by the Committee. Dividend equivalents are amounts equal to dividends and other distributions (or the economic equivalent thereof (excluding, unless the Committee determines otherwise special dividends)) that are payable to shareholders of record in respect of the relevant record dates that occur during the restriction period or performance period, as applicable, on a like number of shares that are subject to the restricted stock unit award. Subject to the terms of the 2015 Incentive Plan, the Committee, in its discretion, may settle restricted stock units in the form of cash or by the allotment and issuance, transfer or delivery of shares (or in a combination thereof) equal to the value of the vested restricted stock units, subject to the above guidelines on the restriction period.

Restricted Stock Awards. An award may be in the form of restricted stock. These awards of restricted stock are rights that entitle the grantee to receive ordinary shares of the Company upon the vesting of such restricted stock. The terms, conditions and limitations applicable to any restricted stock award, including, but not limited to, vesting or other restrictions, will be determined by the Committee, subject to the above guidelines on the restriction period. To the extent otherwise required by, and subject to any provision of, any applicable law or regulation of any governmental authority or any national securities exchange, there will not be any purchase price charged for any restricted stock award under the 2015 Incentive Plan. To the extent provided under the terms of the award agreement, the holder of a restricted stock award may have rights as a shareholder, including the right to vote the ordinary shares subject to the restricted stock award or to receive dividends on the ordinary shares subject to the restricted stock award (subject to any mandatory reinvestment or other requirements imposed by the Committee).

Options. An award may be in the form of an option, which may consist of either an incentive stock option or a nonqualified stock option. Options are rights to purchase a specified number of ordinary shares of the Company at a specified price. The exercise price of an option will be not less than the greater of the nominal value or the fair market value of the shares on the date of award (the “Award Date”). The term of an option generally will not exceed 10 years from the Award Date, but may be extended by the Committee if the last day of such period occurs at a time when the Company has imposed a prohibition on the trading of the Company’s securities in order to avoid violations of applicable Federal, state, local or foreign law. Any such extension must end no more than 30 days after the date on which such prohibition on trading is terminated. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any option, including, but not limited to, the term of any option and the date or dates upon which the option becomes vested and exercisable, will be determined by the Committee.

SARs. An award may be in the form of a SAR. A SAR is a right to receive an amount equal to the excess of the fair market value of one ordinary share of the Company on the date of exercise over the exercise price of the SAR. The exercise price for a SAR will not be less than the greater of the nominal value or the fair market value of the shares on the Award Date. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for a SAR will extend no more than 10 years after the Award Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, will be determined by the Committee.

Stock Awards. The foregoing awards of restricted stock and restricted stock units are described in the 2015 Incentive Plan as stock awards. As a general rule, the vesting of stock awards will be subject to a minimum restriction period or performance period, as applicable, of one year from the date of grant; provided, however, that the Committee may provide for earlier vesting upon a participant’s termination of employment or service by reason of death or disability, or a change in control. Notwithstanding the preceding sentence, 5% of the total number of shares available for allotment and issuance, transfer, or delivery under the 2015 Incentive Plan will not be subject to the minimum restriction period or performance period, as applicable, it being understood that the Committee may, in its discretion and at the time an award is granted, designate any shares that are subject to such award as excepted from the described minimum restriction period or performance period (“Excepted Shares”).

Performance Awards. An award may be in the form of a qualified or nonqualified performance award. Performance awards represent a participant’s right to receive an amount of cash, ordinary shares, or a combination of both, contingent upon the annual attainment of specified performance measures within a specified period (i.e., the performance period). The terms, conditions and limitations applicable to an award that is a performance award will be determined by the Committee, subject to the above guidelines on the performance period. The Committee will set performance goals and performance criteria (as applicable) in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of performance awards that will be paid out to the participant and/or the portion of an award that may be exercised.

Cash Awards. An award may be in the form of a cash award. The terms, conditions and limitations applicable to a cash award, including, but not limited to, vesting or other restrictions, will be determined by the Committee in accordance with the 2015 Incentive Plan. No employee may be granted during any calendar year (x) cash awards or (y) other awards that may be settled solely in cash having a value determined on the Award Date in excess of $10,000,000.

Other Provisions

Repricing. Except for adjustments reflecting the effects of stock splits, stock dividends, other recapitalizations, or a change in control, liquidation, or reorganization of the Company, (i) no outstanding awards granted under the 2015 Incentive Plan can be directly or indirectly repriced without approval by the Company’s shareholders; and (ii) no option or SAR may be issued in exchange for the cancellation of an option or SAR with a higher exercise price nor may the exercise price of any option or SAR be reduced, or any other action deemed to be a direct or indirect repricing under generally accepted accounting principles.

Change in Control. Upon a change in control, the Committee, acting in its discretion, will effect one or more of the following alternatives, which may vary among individual participants and which may vary among awards held by any individual participant: (i) provide for the substitution of a new award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an award or the assumption of the award, (ii) provide for acceleration of the vesting and exercisability of, or lapse of restrictions, in whole or in part, with respect to, the award and, if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (iii) cancel any such awards and deliver to the participants cash in an amount that the Committee will determine in its discretion is equal to the fair market value of such awards on the date of such event, which in the case of options or SARs will be the excess of the fair market value of shares on such date over the exercise price of such award.

Repayment/Forfeiture of Awards. Any award will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the award.

Merger, Recapitalization, Etc. If there is any increase or decrease in the number of allotted and issued and outstanding shares of the Company, through the declaration of a dividend in shares or through any recapitalization, amalgamation, merger, demerger or conversion or otherwise in which the Company is the surviving corporation, resulting in a split-up, combination or exchange of shares of the Company, then and in each such event: (i) Appropriate adjustments will be made in the Maximum Share Limit and the individual limitations on options and other stock-based awards, to the end that such limitations will apply to the same proportion of the Company’s allotted and issued and outstanding shares; and (iii) Appropriate adjustment will be made (x) in the number of shares and the exercise price per share thereof then subject to purchase pursuant to each option or SAR previously granted and then outstanding, to the end that the same proportion of the Company’s allotted and issued and outstanding shares in each such instance will remain subject to purchase at the same aggregate exercise price; and (y) in the number of shares then subject to each restricted stock award or restricted stock unit award previously awarded and then outstanding, to the end that the same proportion of the Company’s allotted and issued and outstanding shares in each such instance will remain subject to allotment and issuance, transfer or delivery in settlement of such award.

Tax Withholding. A participant’s minimum statutory tax withholding with respect to an award may, at the discretion of the Committee and subject to conditions that the Committee may impose, be satisfied by, among other things, withholding from any payment related to an award or by the withholding of ordinary shares issuable pursuant to the award based on the fair market value of the shares.

Amendment. Our Board may amend, modify, suspend or terminate the 2015 Incentive Plan (and the Committee may amend an award agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that: (a) no amendment or alteration that would materially adversely affect the rights of any participant under any award previously granted to such participant will be made without the consent of such participant; and (b) no amendment or alteration will be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s ordinary shares are listed.

Tax Consequences

U.S. Federal Income Tax Consequences. The following summary is based on an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of U.S. federal income tax consequences and, when applicable, such consequences may be either more or less favorable than those described below depending on a participant’s particular circumstances. To ensure compliance with Treasury Department Circular 230, participants are hereby notified that (i) the discussion of U.S. federal tax issues in this Current Report is not intended or written to be or used, and cannot be used, for the purpose of avoiding penalties that may be imposed under the Code, and (ii) participants should seek advice based on their particular circumstances from an independent tax advisor. The 2015 Incentive Plan is not qualified under Section 401(a) of the Code.

Nonqualified Stock Options. An optionee will not recognize any income for U.S. federal income tax purposes upon the grant of a nonqualified stock option (i.e., an option that is not intended to comply with Section 422 of the Code). Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the ordinary shares on the date of exercise over the amount paid for such ordinary shares. Income recognized upon the exercise of nonqualified stock options will be considered compensation subject to withholding at the time the income is recognized, and therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment.

The basis of ordinary shares transferred to an optionee upon the exercise of a nonqualified stock option is the price paid for such ordinary shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells ordinary shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of the ordinary shares will constitute capital gain to the optionee for U.S. federal income tax purposes.

Incentive Stock Options. No income will be recognized by an optionee for U.S. federal income tax purposes upon the grant or exercise of an incentive stock option (i.e., an option that is intended to comply with Section 422 of the Code). The basis of ordinary shares transferred to an optionee upon exercise of an incentive stock option is the price paid for the ordinary shares. If the optionee holds the ordinary shares for at least one year after the transfer of the ordinary shares to the optionee and two years after the grant of the incentive stock option, the optionee will recognize capital gain or loss upon sale of the ordinary shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the ordinary shares. Generally, if the ordinary shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the ordinary shares on the date of exercise over the amount paid for the ordinary shares, or, if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. The optionee’s additional gain or any loss realized upon disposition will be a capital gain or loss. The excess of the fair market value of ordinary shares received upon the exercise of an incentive stock option over the option price for the ordinary shares is an item of adjustment for the optionee for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, an optionee may be subject to alternative minimum tax as a result of the exercise.

SARs. The recipient will not be subject to any U.S. federal income tax consequences upon the grant of SARs. Generally, the recipient will recognize ordinary income subject to withholding upon the exercise of SARs in an amount equal to the amount of cash received and/or the fair market value of any ordinary shares acquired pursuant to the exercise.

Restricted Stock. If the restrictions on an award of ordinary shares of restricted stock are of a nature that the ordinary shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the recipient will not recognize income for U.S. federal income tax purposes at the time of the award unless the recipient affirmatively elects within 30 days after the date the restricted stock is granted to include the fair market value of the ordinary shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code, In the absence of this election, the recipient will be required to include in income for U.S. federal income tax purposes on the date the ordinary shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the ordinary shares of restricted stock on such date, less any amount paid for the shares. If a Section 83(b) election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a recipient on ordinary shares of restricted stock before the expiration of the restricted period will be additional compensation taxable as ordinary income to the recipient, unless the recipient made an election under Section 83(b). If the recipient has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the recipient.

If the restrictions on an award of restricted stock are not of a nature that the ordinary shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the recipient will recognize ordinary income for U.S. federal income tax purposes at the time of the transfer of the ordinary shares in an amount equal to the fair market value of the ordinary shares of restricted stock on the date of the transfer, less any amount paid therefor.

Restricted Stock Units. There are no U.S. federal income tax consequences to the recipient upon the award of restricted stock units. Generally, the recipient will recognize ordinary income upon the transfer of ordinary shares in satisfaction of an award of restricted stock units in an amount equal to the fair market value of the ordinary shares so transferred.

Generally, a recipient will recognize ordinary income subject to withholding upon the payment of any cash dividend equivalents or other cash distributions paid in relation to an award of restricted stock units in an amount equal to the cash received Cash Awards.

Cash Awards. Generally, the amount paid to a recipient in cash pursuant to a cash award will be ordinary income to the recipient at the time of payment.

Application of Code Section 409A. Section 409A of the Code imposes an additional “20 percent plus interest” tax on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A of the Code, “nonqualified deferred compensation” includes equity-based incentive programs, including certain stock options, SARs and restricted stock unit programs. Generally, Section 409A of the Code does not apply to incentive stock options, to nonqualified stock options or SARs granted at fair market value if no deferral is provided beyond exercise, or to shares of restricted stock.

The benefits payable under the 2015 Incentive Plan are intended to be exempt from or compliant with the requirements of Section 409A of the Code. However, if the 2015 Incentive Plan or a grant or award made under the 2015 Incentive Plan fails to comply in form or operation with any applicable requirement of Section 409A of the Code, a participant may become subject to the taxes imposed by Section 409A of the Code.

Tax Consequences to the Company. Since the Company does not expect to have United States sourced income, the Company does not expect that the grant or exercise of options or SARs or the award of restricted stock, restricted stock units or cash awards will have any effect upon it for United States tax purposes.

Tax Code Limitations on Deductibility. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the 2015 Incentive Plan could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the 2015 Incentive Plan could be limited by Section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based awards intended to comply with Section 162(m) of the Code may not be granted in a given period if such awards that relate to ordinary shares exceed a specified limitation or, alternatively, the performance-based awards may not result in compensation, for a participant, in a given period which exceeds specified limitation. Although the 2015 Incentive Plan has been drafted in a manner that would enable the requirements for the performance-based compensation exception to be satisfied, the Committee may determine that it is in the Company’s best interests not to satisfy the requirements for the exception.

As of the date of this Current Report, no employee of the Company or any of its subsidiaries has been granted any awards under the 2015 Incentive Plan. The awards, if any, that will be granted to eligible persons under the 2015 Incentive Plan are subject to the discretion of the Committee and, therefore, are not determinable.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Noble Corporation 2015 Omnibus Incentive Plan, effective May 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2015

NOBLE CORPORATION

By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Noble Corporation 2015 Omnibus Incentive Plan, effective May 1, 2015.